UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 21, 2013

_____________________________________________________________________

KNIGHT TRANSPORTATION, INC.
(Exact name of registrant as specified in its charter)

Arizona	001-32396	86-0649974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20002 North 19th Avenue, Phoenix, AZ	85027
(Address of principal executive offices)	(Zip Code)

(602) 269-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 1.01	Entry into a Material Definitive Agreement.

On Monday, October 21, 2013, Knight Transportation, Inc., an Arizona corporation (the "Company"), entered into an Amended and Restated Credit Agreement (the "Amended Agreement") with Wells Fargo Bank, National Association (the "Lender"), that replaces that certain Credit Agreement dated September 15, 2005, by and between the Company and the Lender (as amended, restated, supplemented or modified from time to time).

The Amended Agreement, among other things, (a) extends the maturity date of the credit facility from July 31, 2016 to October 21, 2016; (b) increases the maximum commitment from $150.0 million to $300.0 million; (c) increases the Company’s LIBOR interest rate option on borrowings from LIBOR plus 0.625% to LIBOR plus 0.75%; (d) increases the unused commitment fee from .0625 % to .10% on the unused portion of the credit facility; (e) increases the Company’s financial covenant related to tangible net worth from $325.0 million to $400.0 million; and (f) increases the limit on the Company’s ability to make loans or advances to or investments in any person or entity from an aggregate $30.0 million to an aggregate of $50.0 million. The other material terms of the Amended Agreement, including covenants, remain unchanged. Borrowings and letters of credit extended under the Amended Agreement bear interest at either the Lender's prime rate or LIBOR plus 0.75%, as determined by the Company at the time of borrowing. The permissible uses of the proceeds of any borrowing under the Amended Agreement continue to include funding the Company's working capital, repurchase of the capital stock of the Company, general corporate purposes, and permitted acquisitions.

The foregoing summary of the terms and conditions of the Amended Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Agreement, which is attached as Exhibit 10.1.

Item 2.02	Results of Operations and Financial Condition.

On Wednesday, October 23, 2013, Knight Transportation, Inc., an Arizona corporation (the "Company"), issued a press release (the "Press Release") announcing its financial results for the quarter and nine months ended September 30, 2013.  A copy of the Press Release is attached to this report as Exhibit 99.1.

Item 2.03	Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K concerning the Company's obligations under the Amended Agreement is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

	EXHIBIT NUMBER	EXHIBIT DESCRIPTION

	10.1	Amended and Restated Credit Agreement, entered into as of October 21, 2013, between Knight Transportation, Inc., and Wells Fargo Bank, National Association, as lender
	99.1	Knight Transportation, Inc. press release announcing financial results for the quarter and nine months ended September 30, 2013

The information contained in this report (including Items 2.02 and 9.01) and exhibit 99.1 hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in this report and the exhibit hereto may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended.  Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties.  Actual results or events may differ from those anticipated by forward-looking statements.  Please refer to the paragraph following the financial and operating information in the attached press release and various disclosures by the Company in its press releases, shareholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNIGHT TRANSPORTATION, INC.

Date: October 23, 2013	By:	/s/ Adam W. Miller
Adam W. Miller
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
10.1	Amended and Restated Credit Agreement, entered into as of October 21, 2013, between Knight Transportation, Inc., and Wells Fargo Bank, National Association, as lender
99.1	Knight Transportation, Inc. press release announcing financial results for the quarter and nine months ended September 30, 2013